UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):        September 24, 2009

POTOMAC FUTURES FUND L.P.

(Exact name of registrant as specified in its charter)

New York	000-50735	13-3937275

(State or other                                                                       (Commission File                                               (IRS Employer

jurisdiction of	Number)	Identification No.)

incorporation)

c/o Ceres Managed Futures LLC

55 East 59th Street - 10th Floor

New York, New York 10022

(Address and Zip Code of principal executive offices)

Registrant’s telephone number, including area code:              (212) 559-2011

Smith Barney Potomac Futures Fund L.P.

c/o Citigroup Managed Futures LLC

55 East 59th Street - 10th Floor

New York, New York 10022

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (seeGeneral Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03        Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Change to the Registrant’s and the General Partner’s Name

The Registrant's name was changed from “Smith Barney Potomac Futures Fund L.P.” to “Potomac Futures Fund L.P.” on September 28, 2009.

The name of the general partner of the Registrant changed from “Citigroup Managed Futures LLC” to “Ceres Managed Futures LLC” on September 24, 2009.

The general partner of the Registrant filed with the Secretary of State of the State of New York a Certificate of Amendment to the Certificate of Limited Partnership for the Registrant noting each of the change in name of the general partner and the change in name of the Registrant, on September 28, 2009.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits.
Exhibit No.	Description
99.1	Amendment to the Certificate of Limited Partnership of Smith Barney Potomac Futures Fund L.P. dated September 28, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

POTOMAC FUTURES FUND L.P.

By: Ceres Managed Futures LLC, General Partner

By    /s/ Jerry Pascucci

Jerry Pascucci
President and Director

By    /s/ Jennifer Magro

Jennifer Magro
Chief Financial Officer and Director

Date: September 29, 2009